HMBS Related Obligations	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
HMBS Related Obligations
20.	HMBS Related Obligations

The Company recognizes the proceeds from the sale of HMBS as a secured borrowing, which is accounted for at fair value. At December 31, 2013 and 2012, HMBS related obligations were $8.7 billion and $5.9 billion, respectively. The weighted-average stated interest rate on HMBS related obligations was 4.40% and 4.83% at December 31, 2013 and 2012, respectively. At December 31, 2013, the average remaining life of the liability was 4.0 years. The Company has $8.0 billion in residential loans and real estate owned pledged as collateral to the securitization pools at December 31, 2013.